EXHIBIT 10.24

UGI CORPORATION
SUMMARY OF DIRECTOR COMPENSATION

The table below shows the components of director compensation effective October 1, 2016. A director who is an officer or employee of the Registrant or its subsidiaries is not compensated for service on the Board of Directors or on any Committee of the Board.

CASH        EQUITY
COMPONENT        COMPONENT (1)(2)

Annual Retainer for Non-Employee        $80,000        3,000 Stock Units
Directors                             9,000 Stock Options

Additional:
Additional Annual Retainer for        $200,000        2,100 Stock Units
Independent Chairman                        6,400 Stock Options

Additional Annual Retainer for         $10,000
Audit Committee Members
(other than the Chairperson)

Additional Annual Retainer for         $20,000
Audit Committee Chairperson

Additional Annual Retainer for         $15,000
Compensation and Management
Development Committee Chairperson

Additional Annual Retainer for         $10,000
Corporate Governance Committee
Chairperson

Additional Annual Retainer for         $10,000
Safety, Environmental and Regulatory
Compliance Committee Chairperson

(1)	Stock Units and Stock Options are granted under the UGI Corporation 2013 Omnibus Incentive Compensation Plan.

(2)	Stock Units and Stock Options to be awarded in January 2017.